Investor Presentation March 31, 2021

2 Forward-Looking Statements & Non-GAAP Measures Cautionary Note Regarding Forward-Looking Statements This investor presentation contains certain “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. We and our representatives may, from time to time, make written or oral statements that are “forward-looking” and provide information other than historical information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These factors include, among other things, the factors listed below. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of our management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “should,” “could,” “would,” “plans,” “goals,” “intend,” “project,” “estimate,” “forecast,” “may” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. Readers are cautioned not to place undue reliance on any such forward- looking statements, which speak only as of the date made. Additionally, we undertake no obligation to update any statement in light of new information or future events, except as required under federal securities law. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have an impact on our ability to achieve operating results, growth plan goals and future prospects include, but are not limited to, the following: (1) effects of the COVID-19 pandemic, including its potential effects on the economic environment, our customers and our operations, as well as any changes to federal, state, or local government laws, regulations, or orders in connection with the pandemic; (2) government intervention in the U.S. financial system in response to the COVID-19 pandemic, including the effects of recent legislative, tax, accounting and regulatory actions and reforms, including the Coronavirus Aid, Relief, and Economic Security Act and the Consolidated Appropriations Act, 2021; (3) the impact of the COVID-19 pandemic on our financial results, including possible lost revenue and increased expenses (including the cost of capital), as well as possible goodwill impairment charges; (4) credit quality deterioration or pronounced and sustained reduction in real estate market values causing an increase in the allowance for credit losses, an increase in the credit loss expense, and a reduction in net earnings; (5) the effects of interest rates, including on our net income and the value of our securities portfolio; (6) changes in the economic environment, competition, or other factors that may affect our ability to acquire loans or influence the anticipated growth rate of loans and deposits and the quality of the loan portfolio and loan and deposit pricing; (7) fluctuations in the value of our investment securities; (8) governmental monetary and fiscal policies; (9) changes in and uncertainty related to benchmark interest rates used to price loans and deposits, including the expected elimination of LIBOR; (10) legislative and regulatory changes, including changes in banking, securities, trade, and tax laws and regulations and their application by our regulators; (11) the ability to attract and retain key executives and employees experienced in banking and financial services; (12) the sufficiency of the allowance for credit losses to absorb the amount of actual losses inherent in our existing loan portfolio; (13) our ability to adapt successfully to technological changes to compete effectively in the marketplace; (14) credit risks and risks from concentrations (by geographic area and by industry) within our loan portfolio; (15) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, financial technology companies, and other financial institutions operating in our markets or elsewhere or providing similar services; (16) the failure of assumptions underlying the establishment of allowances for credit losses and estimation of values of collateral and various financial assets and liabilities; (17) the risks of mergers, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (18) volatility of rate-sensitive deposits; (19) operational risks, including data processing system failures or fraud; (20) asset/liability matching risks and liquidity risks; (21) the costs, effects and outcomes of existing or future litigation; (22) changes in general economic, political, or industry conditions, nationally, internationally or in the communities in which we conduct business; (23) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board; (24) war or terrorist activities, widespread disease or pandemic, or other adverse external events, which may cause deterioration in the economy or cause instability in credit markets; (25) the effects of cyber-attacks; (26) the imposition of tariffs or other domestic or international governmental policies impacting the value of the agricultural or other products of our borrowers; and (27) other risk factors detailed from time to time in Securities and Exchange Commission filings made by the Company. Non-GAAP Measures This investor presentation contains non-GAAP measures for tangible common equity, tangible book value per share, tangible common equity ratio, equity, loan yield (tax equivalent), adjusted return on average assets, return on average tangible, net interest income (tax equivalent), net interest margin (tax equivalent), core noninterest expense, efficiency ratio, and overhead ratio. Management believes these measures provide investors with useful information regarding the Company’s profitability, financial condition and capital adequacy, consistent with how management evaluates the Company’s financial performance. A reconciliation of each non-GAAP measure to the most comparable GAAP measure is included, as necessary, in the Appendix.

3 Company Overview 4 Shareholder Value Strategy 10 Market Opportunity 17 Credit Risk Profile 21 Financial Performance 25 Appendix 34 Presentation Index

4 Company Overview

5 Company Overview MidWestOne Financial Group, Inc. is a financial holding company headquartered in Iowa City, Iowa. MidWestOne Financial is the parent company of MidWestOne Bank, which operates banking offices in Iowa, Minnesota, Wisconsin, Florida, and Colorado. Total assets $ 5,737.3 Total loans held for investment, net $ 3,358.2 Total deposits $ 4,794.6 Loan to deposits ratio 70.04 % Balance Sheet Equity to assets ratio 8.91 % Tangible common equity ratio (1) 7.52 % Leverage ratio 8.78 % CET1 ratio 10.16 % Tier 1 capital ratio 11.13 % Total capital ratio 13.75 % Capital Net interest margin, tax equivalent (1) 3.10 % Cost of total deposits 0.32 % Return on average assets 1.59 % Return on average tangible equity (1) 21.52 % Efficiency ratio (1) 50.77 % Profitability Nonperforming loans ratio 1.32 % Nonperforming assets ratio 0.80 % Net charge-off ratio 0.04 % Allowance for credit losses ratio 1.51 % Credit Risk Profile Fiscal Q1.21 Financial Highlights Dollars in millions (1) Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. Note: Financial metrics as of or for the quarter ended March 31, 2021

6 Corporate History 56 branches across 5 state footprint

7 Branch Franchise • Iowa: 34 branches • Minnesota: 12 branches • Wisconsin: 7 branches • Florida: 2 branches • Colorado: 1 branch

8 Historical Growth - Organic and Acquisitive To ta l A ss et s ($ )B ) $1.8 $3.0 $3.1 $3.2 $3.3 $4.7 $5.6 $5.7 1.7 3.2 1.2 1.4 Organic Acquired Assets 2014 2015 2016 2017 2018 2019 2020 1Q.2021 — 1.0 2.0 3.0 4.0 5.0 6.0 7.0 ATBancorp Central Bancshares, Inc.

9 Our Mission and Our Operating Principles Take care of our customers … and those that should be. Since our company was founded during the Great Depression, it has been our belief that the communities we serve are not only the inspiration of our organization, but the purpose behind our existence. Our history is their history. We passionately pursue success for our neighbors and we support organizations that create opportunities in our communities. Because we believe the positive actions of each one of us contributes to the success of us all. Our brand is built by the actions of our employees, supporting our mission statement, one relationship at a time. It's about caring. Our Operating Principles ◦ Take good care of our customers ◦ Hire and retain excellent employees ◦ Always conduct yourself with the utmost integrity ◦ Work as one team ◦ Learn constantly so we can continually improve

10 Shareholder Value Strategy

11 Shareholder Value Strategy Desired return to shareholders above peer median Increase commercial and retail market share Focused growth in wealth management Embrace our culture to drive brand equity Continued commitment to community Continued enhancement of our digital platforms

12 Commitment to Shareholders $0.6700 $0.7800 $0.8100 $0.8800 $0.2200 $0.2250 Common Dividends Per Share 2017 2018 2019 2020 Q1.20 Q1.21

13 Focused Growth in Wealth Management $1.0 $0.9 $2.4 $2.4 $2.0 $2.5 $4.9 $5.0 $8.0 $9.6 $2.5 $2.8 Wealth Management Assets Under Administration Investment Services and Trust Activity Revenue 2017 2018 2019 2020 Q1.20 Q1.21 $— $0.6 $1.2 $1.8 $2.4 $3.0 $— $2.5 $5.0 $7.5 $10.0 $12.5• Our strategic plan places renewed emphasis on wealth management, including our trust and investment services • Invested in wealth management with the addition of new wealth management team members, in the following markets: ◦ 4 new team members - Minneapolis St. Paul ◦ 1 new team member - Naples and Fort Myers ◦ 1 new team member added to our existing team - Iowa City Wealth Management Assets Under Administration & Related Revenue • Revenue amounts presented are in millions of dollars • Asset amounts presented are in billions of dollars

14 Embrace Our Culture to Drive Brand Equity Our brand is built on the foundation of our culture, which drives the behaviors and actions of our employees in support of our mission statement: To take good care of our customers and those that should be We do this one relationship at a time - it's about caring. "MidWestOne, while they're a local bank, they're a big local bank, and that's what we like about them." – Jeff Quint of Cedar Ridge Distillery Swisher, IA "It is an uncertain time for us all, but it is ever-comforting to know that you and your team are doing whatever you can to move our community, economy and lives forward." – Peter C. Ward of CWS SecurityWatch, LLC Osceola, WI "I love the fact that MidWestOne hangs onto our mortgage. It allows us to feel that we're banking locally.… MidWestOne Bank is definitely a part of the community. They truly are invested in the community." – Dr. Azeemuddin Ahmed, MD Iowa City, IA "Midwest One - both Elk River and St. Michael have been amazing. Service has been amazing and they always call you by name. I have been with them for over 15 years and will continue to do so! Would highly recommend!" – Thomas A. Saint Michael, MN

Enhancing our Digital Platforms

Customers expect complete digital accessibility to manage their financial life. We intend to meet these demands with **continued investment** in financial technology to **improve customer experience.**

Q1 2019
Zelle P2P Payments

Q1 2019
Modernized Online Deposit Account Platform

Q1 2019
Online Consumer Loan Application Platform

Q2 2019
Real-Time Account Alerts

Q2 2020
PPP Loan Origination Platform + DocuSign

Q3 2020
Launched Open-Architecture Digital Banking Platform

Q4 2020
Enhanced Electronic & Paper Account Statements

Q1 2021
Mobile App Performance Enhancements (enhancements to mobile application to improve performance and responsiveness)

Q2 2021/Q3 2021*
Improved Online Banking Platform and Commercial Lending Process (incorporate multi-bank reporting capabilities into banking platform and additional applications of DocuSign for commercial lending)

Q3 2021*
Contactless Chip Cards (enhancing payment security and convenience)

Q3 2021*
Enhancements to Positive Pay Service (adding payee matching functionality and streamlining Positive Pay processing)

Q3 2021*
Digital Banking Experience Enhancements (streamlining mobile deposit experience, with faster funds availability, as well as added functionality improvements)

Q4 2021*
Construction Lending Platform (streamlining construction lending process for customers and lenders)

Q4 2021*
Virtual Service Delivery Platform Implementation (includes an integrated chat, call center, and video conferencing solution, as well as automated routing and chatbot functionality)

*Note: 2021 dates are expected roll-out.

MidWestOne FINANCIAL GROUP, INC.
15

Digital and Branch Banking Trends



2,774,297
3,064,858
2,768,206
2,521,282
2,917,834
Q1.20
Q2.20
Q3.20
Q4.20
Q1.21
Mobile Logins
Online/Desktop Logins



559,370
481,913
526,384
499,529
473,722
Q1.20
Q2.20
Q3.20
Q4.20
Q1.21
Branch/Teller Transactions



32,462
38,538
37,735
40,242
37,555
Q1.20
Q2.20
Q3.20
Q4.20
Q1.21
# of Mobile Deposits

MidWestOne FINANCIAL GROUP, INC.

16

17 Market Opportunity

18 Why MidWestOne? Commitment to shareholders through consistent dividend increases Diversified loan portfolio with geographic diversity Focus on noninterest income growth and prudent expense management Recent acquisitions in the past 10 years are examples of the continued opportunity for acquisitive growth through consolidation of bank charters and adjoining markets Organic growth from thriving markets served • Iowa City • Minneapolis - St. Paul • Naples & Fort Myers • Denver • Dubuque

Compelling Metropolitan Markets

Iowa City



Major Employers
- University of Iowa (including the University of Iowa Hospitals & Clinics)
- Mercy Medical
- Pearson
- ACT

Forbes Lists
- #15 America's Best Employers for Women 2019 List (University of Iowa Hospitals and Clinics)
- #17 Best States for Business

Minneapolis - St. Paul



Major Employers
- United Health Group
- Cargill
- Target
- General Mills

Forbes Lists
- #15 Best States for Business
- #26 America's Best Employers for New Graduates 2019 List (General Mills)
- #32 Best Places for Business & Careers

Naples & Fort Myers



Major Employers
- Lee Health
- Publix Super Market
- NCH Healthcare System
- Walmart

Forbes Lists
- #5 Best States for Business
- #45 America's Best Employers for New Graduates 2019 List (Publix)
- #62 Best Places for Business & Careers

Denver



Major Employers
- Denver International Airport
- HealthONE Corporation
- SCL Health Systems
- Century Link

Forbes Lists
- #4 Best Places for Business & Careers
- #9 Best States for Business

Dubuque



Major Employers
- John Deere Dubuque Works
- MercyOne
- University of Wisconsin-Platteville
- Medical Associates Clinic

Forbes Lists
- #17 Best States for Business
- #44 America's Best Employers for New Graduates 2019 List (John Deere)

	Iowa City	Minneapolis - St. Paul	Naples	Fort Myers	Denver	Dubuque	National
Median HHI	$68,579	$86,382	$74,559	$62,201	$86,603	$64,270	$67,761
2021 - 2026 Projected HHI Change	9.30%	9.98%	13.11%	10.65%	11.00%	4.93%	9.01%
2021 - 2026 Projected Pop. Growth	3.99%	4.00%	6.96%	7.42%	7.04%	1.86%	2.91%
March 2021 Unemployment Rate	3.80%	4.30%	4.00%	4.60%	6.70%	4.80%	6.00%

Source: S&P Global Market Intelligence (Median HHI, 2021 - 2026 Projected HHI, and 2021-2026 Projected Population Growth)
Source: Bureau of Labor Statistics (March 2021 Unemployment Rate)

MidWestOne FINANCIAL GROUP, INC.

19

20 Continued Market for Consolidation (1) Source: S&P Global Market Intelligence - most recent quarter (March 31, 2021) (2) Source: S&P Global Market Intelligence (June 30, 2020) 220 238 121 63 57 47 38 58 55 17 Assets less than $500 million Assets greater than $500 million Iowa Minnesota Wisconsin Florida Colorado 0 100 200 300 MOFG Deposit Market Share (2) Market Share Rank Total Market Share (%) US 211 0.03% Iowa 7 2.73% Minnesota 20 0.37% Wisconsin 65 0.22% Florida 129 0.02% Colorado 89 0.06% Given the size of MidWestOne in relation to other banks in the markets we serve, we are uniquely positioned to participate in industry consolidation Number of Banks by Asset Size(1)

21 Credit Risk Profile

22 Asset Quality Note: Nonperforming loans and nonperforming assets exclude performing TDR's Allowance for Credit Losses Ratio and Net Charge-Off Ratio 0.14% 0.21% 0.20% 0.04% 0.04% 1.49% 1.55% 1.65% 1.59% 1.51% Net Charge-off Ratio Allowance for Credit Losses Ratio Q1.20 Q2.20 Q3.20 Q4.20 Q1.21 Nonperforming Loans and Assets Ratios 1.29% 1.24% 1.18% 1.23% 1.32% 0.95% 0.87% 0.80% 0.81% 0.80% Nonperforming loans ratio Nonperforming assets ratio Q1.20 Q2.20 Q3.20 Q4.20 Q1.21 90 days+ past due & still accruing interest, 1% Foreclosed assets, net, 3% Agricultural, 6% Commercial and industrial, 14% Construction & development, 1% Farmland, 23% Multifamily, 2% CRE-Other, 43% One-to-four family first liens, 4% One-to-four family junior liens, 2% Consumer, 0% Nonperforming Assets Composition March 31, 2021

23 Change in ACL $55,500 $(1,003) $687 $(4,534) $50,650 Beginning Balance (Q4.20) Charge-offs Recoveries Credit loss expense related to loans Ending Balance (Q1.21) $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Allowance for Credit Losses ($ in thousands) Reflects overall improvements in the economic forecast, in addition to improvements in the credit profile outlook.

24 COVID-19 Update Total PPP Loans Funded Loans Outstanding(1) $ in millions # $ # $ Unearned Income March 31, 2021 4,304 $ 474.2 2,577 $ 248.7 $ 6.9 December 31, 2020 2,681 $ 348.5 2,410 $ 259.3 $ 5.3 (dollars in millions) As of March 31, 2021 As of December 31, 2020 % Change 12/31 > 3/31 % Loan Portfolio 3/31Total Modifications Active Modifications Total Modifications Active Modifications # $ # $ # $ # $ $ Agricultural 17 $ 1.8 — $ — 17 $ 2.0 1 $ 0.1 (100.0) % — % Commercial 297 68.5 3 1.3 296 $ 82.4 16 11.7 (88.9) % — % CRE 429 355.0 11 13.9 428 $ 379.6 22 31.1 (55.3) % 0.4 % RRE 228 22.1 29 1.5 224 $ 24.6 37 1.2 25.0% — % Consumer 79 0.6 — — 79 $ 0.7 — — nil — % Total 1,050 $ 448.0 43 $ 16.7 (1) 1,044 $ 489.3 76 $ 44.1 (62.1) % 0.4% (1) $3.2 million in 1st modification, $13.5 million in or being processed for an additional deferral. Paycheck Protection Program Loans Loan Modifications Non-essential Retail, 2.6% Restaurants, 1.7% Hotels, 3.4% CRE - Retail, 5.7% Arts, Entertainment & Gaming, 0.7% Vulnerable Industry Exposure(2) (1)Outstanding loans are presented net of unearned income. (2)Percentages are representative of each underlying vulnerable industry as a percentage of total loans

25 Financial Performance

26 First Quarter 2021 Summary(2) • Net income for the first quarter was a record $21.6 million, or $1.35 per diluted common share. ◦ Total revenue, net of interest expense, increased to $50.4 million. ◦ Credit loss benefit increased to $4.7 million. ◦ Noninterest expense decreased to $27.7 million. • Efficiency ratio(1) improved to 50.8%. • Average total interest earning assets grew 6.6% annualized. • Average total deposits grew 7.8% annualized. • Allowance for credit losses ratio declined to 1.5% given the improving economic outlook. • Nonperforming assets increased 1.9% and the net charge-off ratio was 4 bps. $ in millions (1) Non-GAAP Measure. See the appendix for Non-GAAP financial measures. (2) First Quarter Summary compares to the linked quarter (December 31, 2020) unless otherwise noted. (3) All dollars are presented in millions, unless otherwise noted. Improved Expense Management $30.0 $28.0 $28.4 $31.9 $27.7 $31.5 2.40% 2.07% 2.01% 2.21% 1.92% Core Noninterest Expense(1) Goodwill Impairment Overhead Ratio(1) Q1.20 Q2.20 Q3.20 Q4.20 Q1.21 Revenue Growth $47.6 $47.0 $47.4 $49.7 $50.4 Net Interest Income Noninterest Income Q1.20 Q2.20 Q3.20 Q4.20 Q1.21

27 Profitability Trends *Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. 0.68% 0.60% 0.93% 1.04% 0.13% (0.17)% 1.59% 0.78% 0.60% 0.95% 1.20% 0.13% (0.17)% 1.59% ROAA *Adjusted ROAA 2016 2017 2018 2019 2020 Q1.20 Q1.21 $20.4 $18.7 $30.4 $43.6 $6.6 $(2.0) $21.6 $23.4 $18.7 $30.9 $50.5 $6.7 $(1.9) $21.6 Net Income (Loss) *Adjusted Net Income (Loss) 2016 2017 2018 2019 2020 Q1.20 Q1.21 Return on Average Assets Net Income (Loss) in millions $ 62.27% 58.63% 61.23% 57.56% 56.92% 57.67% 50.77% 2016 2017 2018 2019 2020 Q1.20 Q1.21 Efficiency Ratio* 6.69% 5.58% 8.78% 9.65% 1.28% (1.54)% 17.01% 10.30% 8.07% 11.87% 13.98% 10.80% (0.47)% 21.52% ROAE *ROATE 2016 2017 2018 2019 2020 Q1.20 Q1.21 Return on Average Tangible Equity

28 Net Interest Income $38.3 $39.7 $39.0 $40.2 $39.8 3.60% 3.38% 3.14% 3.13% 3.10% Net Interest Income (tax equivalent)* Net Interest Margin (tax equivalent)* Q1.20 Q2.20 Q3.20 Q4.20 Q1.21 $ in millions *Non-GAAP Measure. See the appendix for Non-GAAP financial measures.

29 Loan Portfolio Commercial and Industrial, 30% Agricultural, 3% Construction & Development, 5% Farmland, 4% Multifamily, 8% CRE-Other, 34% One-to-four family first liens, 10% One-to-four family junior liens, 4% Consumer, 2% $3,436 $3,634 $3,577 $3,561 $3,430 4.98% 4.51% 4.31% 4.33% 4.38% Average Loans Yield on Loans, tax equivalent* Q1.20 Q2.20 Q3.20 Q4.20 Q1.21 Average loans reported are in millions of dollars. *Non-GAAP Measure. See the Appendix for Non-GAAP financial measures. Loan Performance Loan Portfolio Mix March 31, 2021

30 Deposit Profile $4.8 billion in Total Deposits at March 31, 2021, with the Core Deposits representing 81.3% of Total Deposits in comparison to $4.5 billion in Total Deposits at December 31, 2020 with Core Deposits representing 81.6% of Total Deposits Deposit Composition 16.5% 20.3% 19.9% 20.0% 20.0% 56.8% 56.9% 59.7% 61.6% 61.3% 26.7% 22.7% 20.3% 18.4% 18.7% Non-Interest Bearing Demand Deposits Interest Checking, Money Market and Savings Time Deposits Q1.20 Q2.20 Q3.20 Q4.20 Q1.21 —% 25.0% 50.0% 75.0% 100.0% Deposit Trends $3,760 $4,166 $4,317 $4,490 $4,574 0.85% 0.62% 0.49% 0.38% 0.32% Average Deposits Cost of Total Deposits Q1.20 Q2.20 Q3.20 Q4.20 Q1.21 —% 0.30% 0.60% 0.90% 1.20% $ in thousands

31 Noninterest Income and Noninterest Expense Noninterest Income ($000) $10,155 $8,269 $9,570 $10,626 $11,824 Investment services and trust activities Service charges and fees Card revenue Loan revenue Bank-owned life insurance Other Q1.20 Q2.20 Q3.20 Q4.20 Q1.21 $— $2,500 $5,000 $7,500 $10,000 $12,500 Noninterest Expense ($000) and Overhead Ratio $30,001 $28,038 $59,939 $31,915 $27,700 2.40% 2.07% 2.01% 2.21% 1.92% Compensation and employee benefits Non-compensation Expenses Goodwill impairment Merger-related Expenses Overhead Ratio* Q1.20 Q2.20 Q3.20 Q4.20 Q1.21 $— $15,000 $30,000 $45,000 $60,000 $75,000

32 Strong Liquidity Position 88.75% 84.33% 81.63% 76.58% 70.04% Q1.20 Q2.20 Q3.20 Q4.20 Q1.21 65.00% 70.00% 75.00% 80.00% 85.00% 90.00% Loans to Deposits Ratio Balance Sheet dollars in millions Cash and Cash Equivalents (1) $145.8 Unpledged Securities $1,380.8 Projected Investment Cash Flow: 3-Months $78.2 6-Months $131.0 1-Year $224.7 (1) Comprised of cash and due from banks, interest-bearing deposits, and federal funds sold. Off-Balance Sheet dollars in millions Available Federal Fund Lines $145.0 Unused FHLB Borrowing Capacity $434.0 FHLB Collateral Capacity $516.6 Brokered Deposit Capacity > $200 Discount Window Capacity $64.8 March 31, 2021 March 31, 2021

33 Capital Ratios 7.52% 8.41% 8.78% 8.50% 7.82% 8.11% 7.52% TCE / TA (%)* 2016 2017 2018 2019 2020 Q1.20 Q1.21 8.75% 9.48% 9.73% 9.48% 8.50% 9.39% 8.78% Leverage Ratio (%) Well Capitalized 2016 2017 2018 2019 2020 Q1.20 Q1.21 11.65% 12.00% 12.23% 11.34% 13.41% 11.48% 13.75% Total Capital Ratio (%) Well Capitalized 2016 2017 2018 2019 2020 Q1.20 Q1.21 9.75% 10.07% 10.32% 9.46% 9.72% 9.25% 10.16% 10.73% 10.96% 11.18% 10.47% 10.70% 10.25% 11.13% CET 1 (%) Tier 1 Capital Ratio (%) CET 1 Well Capitalized Tier 1 Well Capitalized 2016 2017 2018 2019 2020 Q1.20 Q1.21 *Non-GAAP Measure. See the appendix for Non-GAAP financial measures. Tangible Common Equity Ratio (%) Leverage Ratio (%) CET1 Ratio and Tier 1 Capital Ratio (%) Total Capital Ratio (%) 5% 6.5% 8% 10%

34 Appendix

Non-GAAP Financial Measures

Tangible Common Equity / Tangible Book Value per Share / Tangible Common Equity Ratio

	December 31, 2016	December 31, 2017	December 31, 2018	December 31, 2019	December 31, 2020	For the Three Months Ended March 31, 2020	For the Three Months Ended March 31, 2021
	dollars in thousands						
Total shareholders' equity	$ 305,456	$ 340,304	$ 357,067	$ 508,982	$ 515,250	$ 500,564	$ 511,320
Intangible assets, net	(79,825)	(76,700)	(74,529)	(124,136)	(87,719)	(124,167)	(86,212)
Tangible common equity	$ 225,631	$ 263,604	$ 282,538	$ 384,846	$ 427,531	$ 376,397	$ 425,108
Total assets	$ 3,079,575	$ 3,212,271	$ 3,291,480	$4,653,573	$ 5,556,648	$ 4,763,909	$ 5,737,312
Intangible assets, net	(79,825)	(76,700)	(74,529)	(124,136)	(87,719)	(124,167)	(86,212)
Tangible assets	$ 2,999,750	$ 3,135,571	$ 3,216,951	$4,529,437	$ 5,468,929	$ 4,639,742	$ 5,651,100
Book value per share	$ 26.71	$ 27.85	$ 29.32	$ 31.49	$ 32.17	$ 31.11	$ 32.00
Tangible book value per share [(1)]	$ 19.73	$ 21.57	$ 23.20	$ 23.81	$ 26.69	$ 23.39	$ 26.60
Shares outstanding	11,436,360	12,219,611	12,180,015	16,162,176	16,016,780	16,089,782	15,981,088
Tangible common equity ratio [(2)]	7.52 %	8.41 %	8.78 %	8.50 %	7.82 %	8.11 %	7.52 %

(1) Tangible common equity divided by shares outstanding.

(2) Tangible common equity divided by tangible assets.

Loan Yield, Tax Equivalent

	For the Three Months Ended March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021
		dollars in thousands			
Loan interest income, including fees	$ 42,012	$ 40,214	$ 38,191	$ 38,239	$ 36,542
Tax equivalent adjustment [(1)]	497	507	536	556	531
Tax equivalent loan interest income	$ 42,509	$ 40,721	$ 38,727	$ 38,795	$ 37,073
Yield on loans, tax equivalent [(2)]	4.98 %	4.51 %	4.31 %	4.33 %	4.38 %
Average Loans	$ 3,436,263	$ 3,633,695	$ 3,576,642	$ 3,560,632	$ 3,429,746

(1) The federal statutory tax rate utilized was 21%.
(2) Annualized tax equivalent loan interest income divided by average loans.

MidWestOne FINANCIAL GROUP, INC.

35

Non-GAAP Financial Measures

Return on Average Assets and Return on Average Tangible Equity							
	December 31,					For the Three Months Ended	
	2016	2017	2018	2019	2020	March 31, 2020	March 31, 2021
	dollars in thousands						
Net (loss) income	$ 20,391	$ 18,699	$ 30,351	$ 43,630	$ 6,623	$ (1,975)	$ 21,648
Merger related expenses, net (1)	2,969	—	598	6,847	46	40	—
Adjusted net (loss) income	$ 23,360	$ 18,699	$ 30,949	$ 50,477	$ 6,669	$ (1,935)	$ 21,648
Net (loss) income	$ 20,391	$ 18,699	$ 30,351	$ 43,630	$ 6,623	$ (1,975)	$ 21,648
Intangible amortization, net of tax (1)	2,580	2,031	1,722	4,430	5,232	1,521	1,130
Goodwill impairment	—	—	—	—	31,500	—	—
Tangible net (loss) income	$ 22,971	$ 20,730	$ 32,073	$ 48,060	$ 43,355	$ (454)	$ 22,778
Average shareholders' equity	$304,670	$334,966	$345,734	$452,018	$ 515,455	$ 515,169	$ 516,239
Average intangible assets, net	(81,727)	(78,159)	(75,531)	(108,242)	(113,978)	(122,948)	(86,961)
Average tangible equity	$222,943	$256,807	$270,203	$343,776	$ 401,477	$ 392,221	$ 429,278
Average Assets	$2,993,875	$3,097,496	$3,249,718	$4,201,040	$5,135,841	$4,669,724	$5,520,304
Return on Average Assets	0.68 %	0.60 %	0.93 %	1.04 %	0.13 %	(0.17)%	1.59 %
Adjusted Return on Average Assets (3)	0.78 %	0.60 %	0.95 %	1.20 %	0.13 %	(0.17)%	1.59 %
Return on average equity	6.69 %	5.58 %	8.78 %	9.65 %	1.28 %	(1.54)%	17.01 %
Return on average tangible equity (2)	10.30 %	8.07 %	11.87 %	13.98 %	10.80 %	(0.47)%	21.52 %

(1) The combined income tax rate utilized was 25% for 2018-2021 years and 35% for 2016-2017.
(2) Annualized tangible net (loss) income divided by average tangible equity.
(3) Adjusted net income divided by average assets.

MidWestOne FINANCIAL GROUP, INC.

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37 Non-GAAP Financial Measures Net Interest Income, Tax Equivalent / Net Interest Margin, Tax Equivalent For the Three Months Ended March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 dollars in thousands Net interest Income $ 37,406 $ 38,712 $ 37,809 $ 39,037 $ 38,617 Tax equivalent adjustments: Loans (1) 497 507 536 556 531 Securities (1) 395 482 608 651 648 Net Interest Income, tax equivalent $ 38,298 $ 39,701 $ 38,953 $ 40,244 $ 39,796 Loan purchase discount accretion (3,023) (2,610) (1,923) (1,542) (1,098) Core net interest income $ 35,275 $ 37,091 $ 37,030 $ 38,702 $ 38,698 Net interest margin, tax equivalent (2) 3.60% 3.38% 3.14% 3.13% 3.10 % Average interest earning assets $ 4,283,268 $ 4,718,581 $ 4,935,175 $ 5,117,669 $ 5,198,789 (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent net interest income divided by average interest earning assets. Core Noninterest Expense For the Three Months Ended March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 dollars in thousands Total Noninterest Expense $ 30,001 $ 28,038 $ 59,939 $ 31,915 $ 27,700 Less: Goodwill impairment — — 31,500 — — Core Noninterest Expense $ 30,001 $ 28,038 $ 28,439 $ 31,915 $ 27,700

Non-GAAP Financial Measures

Efficiency Ratio

	December 31, 2016	December 31, 2017	December 31, 2018	December 31, 2019	December 31, 2020	For the Three Months Ended March 31, 2020	For the Three Months Ended March 31, 2021
	dollars in thousands						
Total noninterest expense	$ 87,806	$ 80,123	$ 83,215	$ 117,535	$ 149,893	$ 30,001	$ 27,700
Amortization of intangibles	(3,970)	(3,125)	(2,296)	(5,906)	(6,976)	(2,028)	(1,507)
Merger-related expenses	(4,568)	—	(797)	(9,130)	(61)	(54)	—
Goodwill impairment	—	—	—	—	(31,500)	—	—
Noninterest expense used for efficiency ratio	$ 79,268	$ 76,998	$ 80,122	$ 102,499	$ 111,356	$ 27,919	$ 26,193
Net interest income, tax equivalent [1]	$ 104,321	$ 108,808	$ 107,823	$ 146,916	$ 157,196	$ 38,298	$ 39,796
Noninterest income	23,434	22,751	23,215	31,246	38,620	10,155	11,824
Investment securities gains, net	(464)	(241)	(193)	(90)	(184)	(42)	(27)
Net revenues used for efficiency ratio	$ 127,291	$ 131,318	$ 130,845	$ 178,072	$ 195,632	$ 48,411	$ 51,593
Efficiency ratio	62.27 %	58.63 %	61.23 %	57.56 %	56.92 %	57.67 %	50.77 %

(1) The federal statutory tax rate utilized was 21%.

Overhead Ratio

	December 31, 2016	December 31, 2017	December 31, 2018	December 31, 2019	December 31, 2020	For the Three Months Ended March 31, 2020	For the Three Months Ended June 30, 2020	For the Three Months Ended September 30, 2020	For the Three Months Ended December 31, 2020	For the Three Months Ended March 31, 2021
				dollars in thousands						
Total noninterest expense	$ 87,806	$ 80,123	$ 83,215	$117,535	$ 149,893	$ 30,001	$ 28,038	$ 59,939	$ 31,915	$ 27,700
Amortization of intangibles	(3,970)	(3,125)	(2,296)	(5,907)	(6,976)	(2,028)	(1,748)	(1,631)	(1,569)	(1,507)
Merger-related expenses	(4,568)	—	(797)	(9,130)	(61)	(54)	(7)	—	—	—
Goodwill impairment	$ —	$ —	$ —	$ —	$ (31,500)	$ —	$ —	$ (31,500)	$ —	$ —
Noninterest expense used for overhead ratio	$ 79,268	$ 76,998	$ 80,122	$102,498	$ 111,356	$ 27,919	$ 26,283	$ 26,808	$ 30,346	$ 26,193
Average Assets	$2,993,875	$3,097,496	$3,249,718	$4,201,040	$5,135,841	$4,669,724	$5,098,847	$5,311,386	$ 5,457,939	$5,520,304
Overhead ratio	2.65 %	2.49 %	2.47 %	2.44 %	2.17 %	2.40 %	2.07 %	2.01 %	2.21 %	1.92 %

MidWestOne FINANCIAL GROUP, INC.

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